EXHIBIT 99.4


                           CONSENT OF JAMES H. QUELLO

     I hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement (and to any further pre-effective or post-effective amendments thereof) of my letter dated June 25, 1999 included in the Qwest Communications International Inc.'s Form 8-K File No. 000-22609.


/s/   James H. Quello                        Date: July 29, 1999
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Name: James H. Quello


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